Exhibit 10.1

AMENDMENT NO. 3

AMENDMENT NO. 3 (this “Amendment”) dated as of February 28, 2011 to the Second Amended and Restated Credit Agreement dated as of July 18, 2007 (as amended through the date hereof, the “Credit Agreement”) among KINDRED HEALTHCARE, INC., a Delaware corporation (the “Borrower”), the LENDERS party thereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent.

Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

Section 2. Amendments to Section 1.01.

A.	The following defined terms shall be added to Section 1.01 of the Credit Agreement:

“Additional Escrow Amount” means an amount equal to (a) all interest that could accrue on the Proposed Notes from and including the date of issuance thereof to and including the Deadline, together with the amount of any original issue discount on the Proposed Notes, and (b) all fees and expenses that are incurred in connection with the issuance of the Proposed Notes and all fees, expenses or other amounts payable in connection with the Proposed Notes Redemption.

“Deadline” means the earlier of (x) September 30, 2011 or such later date to which the commitments of the “Commitment Parties” under the Commitment Letter dated as of February 7, 2011 among Borrower, JPMorgan Chase Bank, N.A., J.P. Morgan Securities LLC, Morgan Stanley Senior Funding, Inc. and Citigroup Global Markets Inc. may have been extended and (y) three Business Days after the date that Borrower shall have notified the Escrow Agent that the Rehab Merger Agreement has been terminated or the Rehab Merger has been abandoned.

“Escrow Account” means a deposit or securities account at a financial institution reasonably satisfactory to the Administrative Agent (such institution, the “Escrow Agent”) into which the Escrowed Funds are deposited.

“Escrow Agent” is defined in the definition of the term Escrow Account.

“Escrow Subsidiary” means a Subsidiary of Borrower that (a) shall be formed following the Third Amendment Effective Date, (b) at no time shall contain any assets or liabilities other than the Proposed Notes, the Escrowed Funds, the Escrow Account and such Subsidiary’s rights and obligations under the Proposed Notes Documents and (c) shall be an Unrestricted Subsidiary for all purposes of the Financing Documents (it being understood that the Escrow Subsidiary shall, notwithstanding anything to the contrary contained in any Financing Document, in no event be designated a Restricted Subsidiary). The Borrower shall notify the Administrative Agent promptly following the formation of the Escrow Subsidiary.

“Escrowed Funds” means the sum of (a) the net proceeds of the Proposed Notes, plus (b) the Additional Escrow Amount, plus (c) so long as they are retained in the Escrow Account, any income, proceeds or products of the foregoing.

“Merger Subsidiary” means Kindred Healthcare Development, Inc., a Delaware corporation and wholly owned Subsidiary of Borrower.

“Proposed Notes” means debt securities issued after the Third Amendment Effective Date of Escrow Subsidiary (which may not be guaranteed or receive credit support from any Person other than Escrow Subsidiary); provided that the net proceeds of such debt securities are deposited into the Escrow Account upon the issuance thereof.

“Proposed Notes Indenture” means the indenture pursuant to which the Proposed Notes shall be issued.

“Proposed Notes Escrow Documents” means the agreement(s) governing the Escrow Account and any other documents entered into in order to provide the Escrow Agent (or its designee) a Lien on the Escrowed Funds.

“Proposed Notes Documents” mean the Proposed Notes Indenture, the Proposed Notes Escrow Documents and any other documents entered into by Escrow Subsidiary in connection with the Proposed Notes; provided that such documents shall require that (a) if the Rehab Merger shall not be consummated on or before the Deadline, the Proposed Notes shall be redeemed in full (the “Proposed Notes Redemption”) no later than the Deadline and (b) the Escrowed Funds shall be released from the Escrow Account on or before the Deadline (A) upon the consummation of the Rehab Merger and applied to pay part of the consideration or the contemplated repayment of indebtedness of the Borrower or Rehab for the Rehab Merger and, at the option of the Borrower, any fees and expenses in connection therewith or (B) to effectuate the Proposed Notes Redemption.

“Proposed Notes Redemption” is defined in the definition of the term Proposed Notes Documents.

“Rehab” means RehabCare Group, Inc., a Delaware corporation.

“Rehab Merger” means the merger of Rehab with and into Borrower or Merger Subsidiary with and into Rehab, in each case pursuant to the Rehab Merger Agreement.

“Rehab Merger Agreement” means that certain agreement and plan of merger by and among Borrower, Rehab and Merger Subsidiary, dated as of February 7, 2011.

“Third Amendment Effective Date” has the meaning assigned to such term in Amendment No. 3 to this Agreement.

B.	The following terms in Section 1.01 of the Credit Agreement shall be amended as follows:

The following proviso shall be added to the definition of “Collateral”:

“; provided that the Collateral shall not include the Escrowed Funds, the Escrow Account or any of the Proposed Notes Documents”.

The following proviso shall be added to the definition of “Collateral Documents”:

“; provided that the Collateral Documents shall not include the Escrow Account or any Proposed Notes Escrow Document”.

The following proviso shall be added to the first sentence of the definition of “Material Indebtedness”:

“; provided that the Material Indebtedness shall not include any Indebtedness arising under the Proposed Notes Documents”.

Section 3. Section 1.05. A new Section 1.05 shall be added to the Credit Agreement which shall state:

“Section 1.05. Proposed Notes. Notwithstanding anything to the contrary in any Financing Document, nothing contained in any Financing Document shall prevent (a) the formation and designation of Escrow Subsidiary as an Unrestricted Subsidiary and any Investment in Escrow Subsidiary in an amount not greater than the Additional Escrow Amount, (b) the incurrence of any Indebtedness evidenced by any Proposed Note Document, (c) the granting or existence of any Liens on the Escrow Account, the Escrowed Funds or any Proposed Note Document or pursuant to any Proposed Notes Escrow Document, in each case, in favor of the Escrow Agent (or its designee), (d) any transactions by and among the Borrower or one or more Restricted Subsidiaries, on the one hand, and the Escrow Subsidiary, on the other hand, in connection with the transactions contemplated by the Proposed Notes Documents, in each case to the extent Borrower reasonably deems such transactions necessary to effectuate the transactions contemplated by the Proposed Notes Documents, (e) the holding of the Escrowed Funds in the Escrow Account or (f) any other transaction contemplated by the Proposed Notes Documents (it being understood, for the avoidance of doubt, that any such Investments, incurrences of Indebtedness and other transactions shall be deemed made exclusively in reliance upon this Section 1.05 and not any other exception or basket under any other provision of any Financing Document); provided that this Section 1.05 shall not operate to permit the RehabCare Merger to the extent it would not otherwise be permitted absent this Section 1.05. The Lenders, the L/C Issuers and their respective Affiliates hereby agree that none of the Administrative Agent, the Collateral Agent or any Affiliate thereof shall have any liability or obligation to the Lenders, in their capacities as such, with respect to any transactions contemplated by the Proposed Notes Documents.”

Section 4. Section 5.06. A new Section 5.06(g) shall be added to the Credit Agreement which shall state:

“(g) Notwithstanding anything to the contrary in this Section 5.06, (i) the Borrower may designate the Escrow Subsidiary as an Unrestricted Subsidiary and (ii) the Escrow Subsidiary shall be excluded from any calculations made, or any conditions specified, in paragraph (a).

Section 5. Representations Correct; No Default. The Borrower represents and warrants that (x) the representations and warranties contained in the Financing Documents are true as though made on and as of the date hereof and will be true on and as of the Third Amendment Effective Date as though made on and as of such date; provided that those representations and warranties that speak only of a specific date shall only speak as of such date, (y) this Amendment constitutes, and the Credit Agreement as modified hereby constitutes, a legal, valid and binding obligation of each Credit Party that is a party hereto or thereto, enforceable against each such Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and (z) no Default has occurred and is continuing on the date hereof and no Default will occur or be continuing on the Third Amendment Effective Date.

Section 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Section 7. Effectiveness. This Amendment shall become effective as of the date hereof (the “Third Amendment Effective Date”), subject to the satisfaction of the following conditions: (a) the Administrative Agent shall have received duly executed counterparts hereof signed by the Borrower and the Required Lenders (or, in the case of any Lender as to which an executed counterpart shall not have been received, the Administrative Agent shall have received facsimile or other written confirmation from such party of execution of a counterpart hereof by such Lender) and (b) the representations and warranties in Section 5 hereof shall be true and correct (and the Administrative Agent shall have received an executed certificate from a Financial Officer of Borrower to the effect that the condition in this clause (b) shall be satisfied as of the Third Amendment Effective Date).

Section 8. Limited Effect. Except as expressly set forth herein, the amendments contained herein shall not constitute a waiver or amendment of any term or condition of the Credit Agreement or any other Financing Document, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

Section 9. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

KINDRED HEALTHCARE, INC., as Borrower

By:	/s/ Donald H. Robinson
	Name:	Donald H. Robinson
	Title:	Senior Vice President, Tax & Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 3]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Collateral Agent and as a Lender

By:	/s/ Dawn LeeLum
	Name:	Dawn LeeLum
	Title:	Executive Director

[SIGNATURE PAGE TO AMENDMENT NO. 3]

Citibank, N.A.

By:	/s/ Michael Vondriska
	Name:	Michael Vondriska
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3]

Morgan Stanley Bank, N.A.

By:	/s/ Alain Pelanne
	Name:	Alain Pelanne
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 3]

General Electric Capital Corporation

By:	/s/ Jonathan Ruschhaupt
	Name:	Jonathan Ruschhaupt
	Title:	Duly Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 3]

CIT Healthcare LLC

By:	/s/ Jerrold Clinton
	Name:	Jerrold Clinton
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3]

Wells Fargo Capital Finance Inc. (fka Wells Fargo Foothill, Inc.)

By:	/s/ Eul Kim
	Name:	Eul Kim
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3]

PNC Bank, National Association

By:	/s/ Patricia S. Robertson
	Name:	Patricia S. Robertson
	Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3]

Fifth Third Bank

By:	/s/ Barbara S. Tully
	Name:	Barbara S. Tully
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3]

U.S. Bank N.A

By:	/s/ Joseph C. Hensley
	Name:	Joseph C. Hensley
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3]

Branch Banking and Trust Co., Inc.

By:	/s/ Greg R. Branstetter
	Name:	Greg R. Branstetter
	Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3]

Allied Irish Banks, P.L.C.

By:	/s/ Martin Chin
	Name:	Martin Chin
	Title:	Senior Vice President

If a second signature is required:

By:	/s/ Brent Phillips
	Name:	Brent Phillips
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3]

Capital One Leverage Finance Corp.

By:	/s/ Thomas F. Furst
	Name:	Thomas F. Furst
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3]